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                                                    EXHIBIT 10.36 TO FORM 10-K


                               AMENDMENT NO. 8 TO
                          CREDIT AGREEMENT AND WAIVER


                 THIS AMENDMENT NO. 8 TO CREDIT AGREEMENT AND WAIVER (the "Amendment") is entered into as of the 7th day of March, 1997 by and between PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent under the Credit Agreement described below, on behalf of the Lenders, and BORDERS GROUP, INC., a Delaware corporation (the "Company"), on behalf of the Borrowers.

                                  WITNESSETH:

                 WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Syndication Agent have entered into that certain Credit Agreement dated as of March 28, 1995 (as heretofore amended, the "Agreement"; terms defined in the Agreement, as amended hereby, which are used herein shall have the same meanings as are set forth in the Agreement for such terms unless otherwise defined herein);

                 WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Agreement, and waive certain provisions of the Credit Agreement with respect to the periods prior to the execution of the Amendment, and the Lenders are willing to do so on the terms and subject to the conditions hereinafter set forth; and

                 WHEREAS, pursuant to Section 12.01 of the Agreement, the Administrative Agent, with the written consent of each of the Lenders, may enter into certain prescribed amendments to, and waivers of, the Agreement on behalf of the Lenders, and the Company may enter into amendments to, and waivers of, the Agreement on behalf of the Borrowers;

                 NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lenders and the Borrowers hereby agree as follows:

         1. Amendment to Agreement. Subject to the satisfaction of each of the conditions precedent set forth in Section 2 below, Section 8.02(r) of the Agreement is amended and restated in its entirety as follows:





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                 (r)  Minimum Tangible Net Worth.  The Borrowers shall not at any time permit Consolidated Tangible Net Worth to be less than the sum of (i) $435,000,000 plus (ii) 50% of the Consolidated Net Income for each Fiscal Quarter in which net income was earned (with no deduction for a net loss) during the period from July 29, 1996 through the last day of the Fiscal Quarter immediately preceding the date of determination, plus (iii) 100% of the net cash proceeds to the Company of any public or private issuance of equity securities, minus (iv) the aggregate amount paid by the Company with respect to any repurchase of its common stock.

         2. Waiver. Any Event of Default or Potential Default in respect of the provisions of Section 8.02(r) of the Agreement is hereby waived for periods from and after December 2, 1996 to and including the date on which this Amendment becomes effective.

         3. Conditions of Effectiveness. This Amendment shall become effective when and only when each of the following conditions has been satisfied:

                 a. no Event of Default or Potential Default (except as waived hereby) shall have occurred and be continuing on the date hereof or on the date this Amendment is effective and the representations and warranties made in the Agreement and in Section 3 hereof shall be true and correct on the date hereof and on the date this Amendment is effective and the Borrowers shall have delivered to the Administrative Agent for the benefit of each Lender an officer's certificate to both such effects;

                 b. the Administrative Agent shall have received for the benefit of each Lender all of the following documents, each document being in form and substance satisfactory to the Administrative Agent:

                          (1)     this Amendment, duly executed by the Company;

                          (2)     the officer's certificate referenced in
clause a. above; and

                          (3)     such instruments, agreements, opinions of
Thomas D. Carney, General Counsel of the Borrowers, and other items as the Administrative Agent may request, in each case in form and substance satisfactory to the Administrative Agent.


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         4.      Representation and Warranties.  Each of the Borrowers
represents and warrants as follows: (i) it has all necessary power and authority to execute and deliver this Amendment and to perform its obligations hereunder; (ii) the execution, delivery and performance of this Amendment have been duly authorized by it; (iii) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms; and
(iv)_the approval, execution, delivery and performance of the terms hereof and of the Agreement, as amended hereby, do not violate any contractual provision to which it is a party or by which it is or its properties are bound or any Law applicable to it.


         5.      Reference to the Effect on the Agreement.

                 c. Subject to satisfaction of the conditions precedent set forth in Section 2 hereof: (i) each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Agreement as amended hereby and (ii) each reference to the Agreement in all other Loan Documents shall mean and be a reference to the Agreement, as amended hereby.

                 d. Except as specifically amended above, the Agreement, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 e. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to any provision of the Agreement nor a waiver of any right, power or remedy of any Lender or Agent, nor constitute a waiver of, or consent to any departure from, any provision of the Agreement or any other Loan Document.

         6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a duly executed counterpart copy of this Amendment may be made by telecopy.

         9. Expenses. The Borrowers will upon demand pay to each of the Agents the amount of any and all expenses, including the reasonable fees and expenses of each Agent's attorneys (which attorneys may be an Agent's employees to the extent agreed to in


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advance by Borrowers) which any such Agent may incur in connection with the preparation, negotiation and enforcement of this Amendment and each of the agreements, instruments and other documents to be delivered to the Agents or the Lenders in connection herewith.


                          [Signature pages to follow]


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                                                                AMENDMENT NO. 8
                                                                ===============


                 IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                        PNC BANK, NATIONAL ASSOCIATION, as
Administrative Agent acting on behalf of the Lenders pursuant to Section 12.01 of the Agreement


                                        By:_____________________________________


                                   Title:____________________________________


                                        BORDERS GROUP, INC., acting on behalf
of the Borrowers pursuant to Section 12.01 of the Agreement


                                        By:____________________________________


                                   Title:____________________________________



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